EXHIBIT 10.57

Amended Schedule of Mortgages
Which are Substantially in the Form of
Washington Mutual (f/k/a Bank United) Mortgage
Attached as Exhibit 10.53 to the Company's Form
10-K for the period ending 12/31/98

Mortgagor	Facility Name	Location
ALS Holdings, Inc.	Sterling House of Lawrence	3220 Peterson Road Lawrence, KS 66049
ALS Holdings, Inc.	Sterling House of Lenexa I	8710 Caenen Lake Road Lenexa, KS 66215
ALS Wisconsin Holdings, Inc.*	Wynwood of Appleton	5800 Pennsylvania Avenue Grand Chute, WI
ALS Holdings, Inc.*	Sterling Cottage of Michigan City I	1300 East Coolspring Avenue Michigan City, IN 46360
ALS Holdings, Inc.*	Sterling House of Michigan City II	1400 East Coolspring Avenue Michigan City, IN 46360
ALS Holdings, Inc.*	Sterling House of Southern Pines II	101 Brucewood Road Southern Pines, NC 28387
ALS Holdings, Inc.*	Clare Bridge of Pin Oak I and Wynwood of Pin Oak II	8015 Pin Oak Drive Orlando, FL 32819 8001 Pin Oak Drive Orlando, FL 32819
ALS Holdings, Inc.	Alterra Clare Bridge of Southern Pines	101 Brucewood Road Southern Pines, NC 28387-5144
ALS Holdings, Inc.	Alterra Clare Bridge Cottage of Dublin Borough	160 Elephant Rd. Dublin, PA 18917-2202
ALS Holdings, Inc.	Alterra Sterling House of Owatonna and Alterra Clare Bridge Cottage of Owatonna	334 Cedardale Drive Owatonna, MN 55060-4467 334 Cedardale Drive Owatonna, MN 55060-4467
ALS Holdings, Inc.	Alterra Villas of Tequesta and Alterra Clare Bridge of Tequesta	217 Village Boulevard Tequesta, FL 223 Village Boulevard Tequesta, FL

Facility Name	Mortgage Amount	Date of Mortgage
Sterling House of Lawrence	$3,210,000	November 18, 1998
Sterling House of Lenexa I	$2,325,000	November 18, 1998
Wynwood of Appleton	$5,397,360	December 10, 1998
Sterling Cottage of Michigan City I	$2,981,250	March 22, 1998
Sterling House of Michigan City II	$2,483,613	March 22, 1998
Sterling House of Southern Pines II	$2,925,000	March 22, 1998
Clare Bridge of Pin Oak I and Wynwood of Pin Oak II	$9,324,992	March 22, 1998
Alterra Clare Bridge of Southern Pines	$3,244,249	June 4, 1999
Alterra Clare Bridge Cottage of Dublin Borough	$2,026,006	June 4, 1999
Alterra Sterling House of Owatonna and Alterra Clare Bridge Cottage of Owatonna	$1,125,000 $1,720,627	September 27, 1999
Alterra Villas of Tequesta and Alterra Clare Bridge of Tequesta	$3,269,844	December 13, 1999

*The form of mortgages entered into for these properties were conformed to meet the requirements of applicable state law.